EXHIBIT 10.14

COMMERCIAL CONDOMINIUM OFFICE LEASE AND RECEIPT

STANLEY D. MOORE AND JUDITH K. MOORE, AS LESSOR, ACKNOWLEDGES RECEIPT FROM Nighthawk Radiology, Inc., AS LESSEE, THE SUM OF $3,150.00 DEPOSIT, TO BE APPLIED AS FOLLOWS: $150 AS DAMAGE and CLEANING DEPOSIT, $0 AS OTHER DEPOSIT, $1,500.00 ON FIRST MONTHS RENT, AND $1,500 ON LAST MONTHS RENT.

LESSOR LEASES TO THE LESSEE THE PREMISES SITUATED IN COEUR D’ALENE, COUNTY OF KOOTENAI, STATE OF IDAHO DESCRIBED AS 250 NORTHWEST BLVD., SUITE 209 (AKA: COEUR D’ALENE NORTH CONDOMINIUMS, UNIT 209.

ON THE FOLLOWING TERMS AND CONDITIONS.

TERM: TERM SHALL COMMENCE JANUARY 1, 2005 AND EXPIRE July 31, 2006.

RENT: RENT SHALL BE PAYABLE AS FOLLOWS: ON THE FIRST DAY OF EACH MONTH OF THE RENT PERIOD.

RENT SHALL BE PAID TO LESSOR OR AGENT AT THE FOLLOWING ADDRESS: 250 NORTHWEST BLVD., SUITE 106A, COEUR D’ALENE, ID 83814 OR SUCH OTHER PLACE AS LESSOR MAY DESIGNATE.

USE: PREMISES ARE TO BE USED FOR PROFESSIONAL SERVICES AND FOR NO OTHER PURPOSE, WITHOUT PRIOR WRITTEN CONSENT OF LESSOR.

PROHIBITED USE: PREMISES SHALL NOT BE USED FOR PURPOSES OTHER THAN AS STATED ABOVE, IN WAYS WHICH DECREASE IN VALUE OF THE PREMISES OR DECREASE ITS ACCEPTABILITY FOR INSURANCE, OR FOR AUCTION SALES.

ASSIGNMENT AND SUBLETTING: LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLET ANY PORTION OF THE PREMISES WITHOUT PRIOR WRITTEN CONSENT OF THE LESSOR. CONSENT SHALL NOT BE UNREASONABLE WITHHELD. ANY ASSIGNMENT OR SUBLETTING WITHOUT PRIOR CONSENT SHALL BE VOID AND, AT THE OPTION OF THE LESSOR, MAY TERMINATE THIS LEASE.

ORDINANCES, STATUTES, AND CONDOMINIUM RULES: LESSEE SHALL COMPLY WITH ALL STATUTES, ORDINANCES AND REQUIREMENTS OF ALL MUNICIPAL, STATE, FEDERAL AND DULY ELECTED CONDOMINIUM ASSOCIATION AUTHORITIES, PERTAINING TO THE PREMISES, OCCASIONED BY OR AFFECTING USE THEREOF BY LESSEE. COMMENCEMENT OR PENDENCY OF ANY ABATEMENT PROCEEDING AFFECTING USE OF THE PREMISES SHALL, AT THE OPTION OF LESSOR, BE DEEMED A BREACH HEREOF.

MAINTENANCE, REPAIRS, ALTERATIONS: LESSEE ACKNOWLEDGES THAT PREMISES IS IN GOOD ORDER AND REPAIR, EXCEPT NONE. LESSEE SHALL, AT HIS OWN EXPENSE, MAINTAIN PREMISES IN GOOD AND SAFE CONDITION, INCLUDING WIRING, HEATING, PLUMBING, GLASS AND ANY OTHER SYSTEM OR EQUIPMENT ON THE PREMISES, AND AT TERMINATION, SHALL SURRENDER SAME IN AS GOOD A CONDITION AS WHEN RECEIVED, NORMAL WEAR AND TEAR EXCEPTED.

LESSEE SHALL BE RESPONSIBLE FOR ALL REPAIRS AND MAINTENANCE, EXCEPT THE ROOF, EXTERIOR WALLS, STRUCTURAL FOUNDATIONS AND AREAS COMMON TO THE CONDOMINIUM ASSOCIATION, WHICH SHALL BE MAINTAINED BY LESSOR.

IMPROVEMENT OR ALTERATION TO THE PREMISES SHALL BE MADE ONLY WITH THE WRITTEN CONSENT OF THE LESSOR. BEFORE COMMENCING SUBSTANTIAL REPAIR, IMPROVEMENT OR ALTERATION, LESSEE SHALL GIVE LESSOR AT LEAST 2 DAYS WRITTEN NOTICE.

LESSEE SHALL NOT COMMIT OR PERMIT ANY WASTE UPON THE PREMISES, OR ANY NUISANCE OR ACT THAT MAY DISTURB THE QUIET ENJOYMENT BY ANY OTHER TENANT.

ENTRY AND INSPECTION: LESSEE SHALL PERMIT LESSOR OR LESSOR’S AGENT TO ENTER UPON THE PREMISES AT REASONABLE TIMES AND UPON REASONABLE NOTICE, FOR THE PURPOSE OF INSPECTING THE SAME. LESSEE SHALL PERMIT LESSOR OR LESSOR’S AGENT AT ANY TIME WITHIN SIXTY (60) DAYS PRIOR TO THE EXPIRATION OF THIS LEASE, TO PLACE UPON THE PREMISES ANY USUAL “TO LET”, “FOR RENT” OR “FOR LEASE” SIGNS, AND PERMIT PERSONS DESIRING TO OCCUPY THE SAME, TO INSPECT THE PREMISES.

INDEMNIFICATION OF LESSOR: LESSOR SHALL NOT BE LIABLE FOR DAMAGE OR INJURY TO LESSEE, OR ANY OTHER PERSON, OR TO ANY PROPERTY, OCCURRING ON THE DEMISED PREMISES AND LESSEE AGREES TO HOLD LESSOR HARMLESS FROM ANY CLAIMS FOR DAMAGES, NO MATTER HOW CAUSED.

POSSESSION: IF LESSOR IS UNABLE TO DELIVER POSSESSION AT COMMENCEMENT OF LEASE, LESSOR SHALL NOT BE LIABLE FOR ANY DAMAGE CAUSED THEREBY, NOR SHALL THIS LEASE BE VOID OR VOIDABLE, BUT LESSEE, SHALL NOT BE LIABLE FOR ANY RENT UNTIL POSSESSION IS DELIVERED. LESSEE MAY TERMINATE THIS LEASE IF POSSESSIONS NOT DELIVERED WITHIN {LESSEE IS IN POSSESSION} DAYS OF COMMENCEMENT OF LEASE TERM.

INSURANCE: LESSEE, AT HIS EXPENSE, SHALL MAINTAIN PUBLIC LIABILITY INSURANCE, INCLUDING BODILY INJURY AND PROPERTY DAMAGE, INSURING LESSEE AND LESSOR FOR AT LEAST $300,000, NAMING LESSOR AS CO-INSURED.

LESSEE SHALL PROVIDE LESSOR WITH CERTIFICATE OF INSURANCE SHOWING LESSOR AS AN ADDITIONAL INSURED. THE CERTIFICATE SHALL PROVIDE FOR AT LEAST A TEN-DAY WRITTEN NOTICE TO LESSOR IN EVENT OF CANCELLATION OR A MATERIAL CHANGE OF COVERAGE.

TO THE MAXIMUM EXTENT PERMITTED BY INSURANCE POLICIES OWNED BY THEM, LESSEE AND LESSOR, FOR THE BENEFIT OF EACH OTHER, WAIVE ANY AND ALL RIGHTS OF SUBROGATION THAT MIGHT OTHERWISE EXIST.

UTILITIES: LESSEE AGREES THAT HE SHALL BE RESPONSIBLE FOR PAYMENT OF ALL UTILITIES, INCLUDING ELECTRICITY, AND OTHER SERVICES DELIVERED TO THE PREMISES.

SIGNS: LESSOR RESERVES EXCLUSIVE RIGHTS TO EXTERIOR OF PREMISES WALLS. LESSEE SHALL CONSTRUCT NO EXTERIOR SIGNS OR AWNINGS WITHOUT WRITTEN CONSENT OF LESSOR. CONSENT SHALL NOT BE UNREASONABLE WITHHELD.

ABANDONMENT OF PREMISES: LESSEE SHALL NOT VACATE OR ABANDON PREMISES DURING THE TERM HEREOF. IF LESSEE SHALL ABANDON OR VACATE PREMISES, OR BE DISPOSSESSED BY PROCESS OF LAW, OR OTHERWISE, ANY PERSONAL PROPERTY BELONGING TO THE LESSEE LEFT UPON THE PREMISES SHALL BE DEEMED TO BE ABANDONED, AT THE ELECTION OF THE LESSOR.

CONDEMNATION: IF PART OF THE PREMISES IS TAKEN OR CONDEMNED FOR PUBLIC USE, AND PART REMAINING IS SUSCEPTIBLE OF OCCUPATION HEREUNDER, THIS LEASE, SHALL TERMINATE AS TO THE PART TAKEN, AS OF THE DATE THE CONDEMNOR ACQUIRES POSSESSION. THEREAFTER LESSEE SHALL BE REQUIRED TO PAY SUCH PROPORTION OF THE RENT FOR THE REMAINING TERM AS THE REMAINING VALUE IS TO THE TOTAL VALUE AT THE DATE OF CONDEMNATION. HOWEVER, LESSOR, AT HIS OPTION, MAY TERMINATE THIS LEASE AS OF THE DATE THE CONDEMNOR ACQUIRES POSSESSION.

IN THE EVENT THAT THE ENTIRE PREMISES IS CONDEMNED, OR THAT THE REMAINING PORTION IS NOT SUSCEPTIBLE FOR USE HEREUNDER, LEASE SHALL TERMINATE UPON THE DATE THAT THE CONDEMNOR ACQUIRES POSSESSION. ALL SUMS PAYABLE ON ACCOUNT OF CONDEMNATION SHALL BELONG TO THE LESSOR. LESSEE SHALL RETAIN ANY AMOUNT AWARDED TO HIM FOR HIS TRADE FIXTURES OR MOVING EXPENSES.

TRADE FIXTURES: ALL IMPROVEMENTS MADE TO THE PREMISES DURING THE TERM OF THIS LEASE SHALL BELONG TO THE LESSOR, EXCEPT TRADE FIXTURES OF THE LESSEE. UPON TERMINATION OF LEASE, LESSEE MAY REMOVE ALL HIS TRADE FIXTURES, BUT SHALL REPAIR OR PAY FOR REPAIRS TO THE PREMISES RESULTING FROM THE REMOVAL.

DESTRUCTION OF PREMISES: IN THE EVENT OF PARTIAL DESTRUCTION OF THE PREMISES, FROM ANY CAUSE, AND REPAIRS CAN BE MADE WITHIN 60 DAYS UNDER EXISTING LAWS AND REGULATIONS, LESSOR SHALL FORTHWITH REPAIR THE SAME. THE LEASE WILL CONTINUE IN EFFECT, EXCEPT THAT LESSEE SHALL BE ENTITLED TO PROPORTIONATE REDUCTION OF RENT WHILE REPAIRS ARE BEING MADE. IN EVENT REPAIRS CAN NOT BE MADE WITHIN 60 DAYS, LESSOR, AT HIS OPTION, MAY MAKE SUCH REPAIRS WITHIN A REASONABLE TIME. LEASE WILL CONTINUE IN EFFECT, SUBJECT TO RENT ABATEMENT NOTED ABOVE. SHOULD LESSOR ELECT NOT TO MAKE REPAIRS THAT CAN NOT BE MADE IN 60 DAYS, EITHER PARTY MAY TERMINATE LEASE.

TOTAL DESTRUCTION OF THE BUILDING WITHIN WHICH THE PREMISES IS SITUATED SHALL TERMINATE THIS LEASE. IN THE EVENT DAMAGE TO THE BUILDING IS ONE-THIRD OR MORE OF BUILDING REPLACEMENT COST, LESSOR MAY ELECT TO TERMINATE THIS LEASE.

ANY DISPUTE BETWEEN LESSOR AND LESSEE UNDER THIS SECTION SHALL BE SETTLED BY MEDIATION WITH A MUTUALLY ACCEPTABLE MEDIATOR; IN THE EVENT MEDIATION IS UNSUCCESSFUL, THEN THE PARTIES SHALL SUBMIT TO ARBITRATION IN SUCH MANNER AS THE PARTIES AGREE UPON, OR IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION.

INSOLVENCY: IN THE EVENT A RECEIVER IS APPOINTED TO TAKE OVER THE BUSINESS OF THE LESSEE, OR THAT THE LESSEE SHALL MAKE A GENERAL ASSIGNMENT FOR THE BENEFIT OF CREDITORS, OR LESSEE SHALL TAKE OR SUFFER ACTION UNDER AN INSOLVENCY OR BANKRUPTCY ACT, THE SAME SHALL CONSTITUTE A BREACH OF THIS LEASE BY LESSEE.

REMEDIES ON DEFAULT: IN EVENT OF BREACH OF LEASE BY LESSEE, LESSOR MAY, AT HIS OPTION, TERMINATE THE LEASE AND RECOVER FROM LESSEE (1) UNPAID EARNED RENT AT TIME OF TERMINATION, (2) THE AMOUNT BY WHICH THE UNPAID RENT THAT WOULD HAVE BEEN EARNED AFTER TERMINATION AND UNTIL THE TIME OF THE AWARD EXCEEDS THE AMOUNT THAT LESSEE PROVES COULD HAVE BEEN REASONABLY AVOIDED, (3) THE AMOUNT BY WHICH THE UNPAID RENT FOR THE BALANCE OF THE TERM EXCEEDS THE AMOUNT THAT LESSEE PROVES COULD HAVE BEEN REASONABLE AVOIDED, (4) COMPENSATION OF LESSOR FOR OTHER LOSSES DUE TO LESSEE’S FAILURE TO PERFORM HIS OBLIGATIONS UNDER THE LEASE.

LESSOR, AS AN ALTERNATIVE, MAY CONTINUE THE LEASE, MAINTAINING LESSEE’S RIGHT TO POSSESSION, AND ENFORCE HIS RIGHTS AND REMEDIES UNDER THE LEASE, INCLUDING RECOVERY OF RENT EARNED. IF BREACH OF LEASE CONTINUES, LESSOR MAY AT ANY TIME THEREAFTER ELECT TO TERMINATE THE LEASE.

NOTHING CONTAINED HEREIN SHALL LIMIT ANY OTHER RIGHTS OR REMEDIES THAT LESSOR MAY HAVE.

SECURITY: DEPOSITS, IF ANY, SECURE THE PERFORMANCE OF LESSEE’S OBLIGATIONS. LESSOR MAY, BUT IS NOT REQUIRED TO, APPLY DEPOSITS ON LESSEE’S OBLIGATIONS. LESSEE SHALL NOT HAVE THE RIGHT TO APPLY DEPOSITS IN PAYMENT OF RENT.

DEPOSIT REFUNDS: UPON TERMINATION, BALANCE OF DEPOSITS WITHIN TWO WEEKS FROM DATE POSSESSION IS RETURNED TO OWNER OR HIS AGENT, TOGETHER WITH STATEMENT SHOWING ANY CHARGES MADE AGAINST THE DEPOSITS.

ATTORNEY FEES: IN CASE SUIT IS BROUGHT BY EITHER PARTY, THE PREVAILING PARTY SHALL BE ENTITLED TO ALL COSTS INCURRED, INCLUDING REASONABLE ATTORNEY FEES.

WAIVER: FAILURE OF LESSOR TO ENFORCE ANY TERM HEREOF SHALL NOT BE DEEMED TO BE A WAIVER.

NOTICES: NOTICE SHALL BE MAILED POSTAGE PREPAID TO, LESSEE AT THE PREMISES, OR LESSOR AT ADDRESS SHOWN BELOW OR SUCH OTHER PLACE DESIGNATED BY THE PARTIES IN WRITING FROM TIME TO TIME.

HOLDING OVER: AFTER EXPIRATION OF LEASE, WITH CONSENT OF LESSOR, ANY ADDITIONAL HOLDING PERIOD IS CONSIDERED MONTH TO MONTH TENANCY AT A RENTAL OF $1,200.00 UNTIL December 15, 2004, at which time the rent shall increase to $1,500.00 per month TOGETHER WITH ALL INCREASES IN MONTHLY CONDOMINIUM ASSESSMENTS PER MONTH, SUBJECT TO EXISTING TERMS, AS APPLICABLE.

TIME: TIME IS THE ESSENCE OF THIS LEASE.

HEIRS, ASSIGNS, SUCCESSORS: THIS LEASE IS BINDING UPON AND INURES TO THE BENEFIT OF HEIRS, ASSIGNS, AND SUCCESSORS IN INTEREST TO THE PARTIES.

MONTHLY CONDOMINIUM ASSESSMENT: IN EVENT OF INCREASE IN MONTHLY CONDOMINIUM ASSESSMENT OVER THE AMOUNT ASSESSED FOR THE YEAR IN WHICH LEASE COMMENCED, LESSEE SHALL CONCURRENTLY PAY TO LESSOR AS INCREASED RENT AN AMOUNT EQUAL TO THE INCREASE IN ASSESSMENT FOR THE LEASED PREMISES.

IT IS FURTHER AGREED: THERE SHALL BE NO ALLOWANCE FOR TENANT IMPROVEMENTS DURING THE TERM OF THIS LEASE.

ENTIRE AGREEMENT: THE FOREGOING CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MAY BE MODIFIED ONLY IN WRITING SIGNED BY BOTH PARTIES.

THE FOLLOWING EXHIBITS, IF ANY, HAVE BEEN MADE A PART OF THIS LEASE: CONDOMINIUM ASSOCIATION RULES AND REGULATIONS ATTACHED TO THIS LEASE.

DATED: August 11, 2004

/s/ Stanley Moore	LESSOR
OR

	AGENT ADDRESS	250 Northwest Blvd., Ste. 106A
Coeur d’Alene, ID 83814

/s/ Christopher R. Huber	LESSEE

LESSEE ADDRESS